UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2022

SALONA GLOBAL MEDICAL DEVICE CORP.
(Exact name of registrant as specified in its charter)

British Columbia	333-255642	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3330 Caminito Daniella
 Del Mar, California, United States 92014
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: 1- 800-760-6826

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On June 9, 2022, the Company held a telephonic conference call to discuss the Company's results of operations for its fiscal year ended February 28, 2022, among other information. With this Current Report, the Company is furnishing a transcript of the conference call. A copy of this transcript and a link to an audio recording of the conference call are also provided on the Investor Relations page of the Company's website at: www.salonaglobal.com. The information contained on this website is not included as a part of, or incorporated by reference into, this Current Report.

The conference call transcript and the information in Item 7.01 of this Current Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

The accompanying conference call transcript contains certain forward-looking statements, which are subject to change. A number of risks or uncertainties could cause actual results to differ materially from historical or anticipated results or from the results or effects contemplated by the forward-looking statements. Generally, the words "anticipates," "believes," "expects," "plans," "may," "will," "should," "seeks," "estimates," "project," "predict," "potential," "continue," "intends," and other similar words identify forward-looking statements. The Company cautions readers not to place undue reliance on forward-looking statements. The actual results may differ materially from those described in any forward-looking statements. The Company believes that these risks include, but are not limited to, the risks described in Part 1, "Item 1A. Risk Factors" of the Company's Annual Report on Form 10-K for the fiscal year ended February 28, 2022 and risks otherwise described from time to time in the Company's reports as filed with the Securities and Exchange Commission. The Company intends its forward-looking statements to speak only as of the time of such statements, and disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Transcript of Salona Global Medical Device Corporation Conference Call, held June 9, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALONA GLOBAL MEDICAL DEVICE CORPORATION

Date: June 9, 2022	By:	/s/ Leslie Cross
Name: Leslie Cross
Title: Chairman of the Board and Interim Chief Executive Officer